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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                         --------------------------


                                  FORM 8-K

                               CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) September 26, 1996

                             Post Properties, Inc.
                             ---------------------
             (Exact name of registrant as specified in its charter)


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
              Georgia                               1-12080                              58-1550675
------------------------------------       ---------------------------           ---------------------------
    (State or other jurisdiction                   (Commission                          (IRS Employer
          of incorporation)                        File Number)                      Identification No.)


         3350 Cumberland Circle, Atlanta, Georgia                                          30339
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         (Address of principal executive offices)                                        (Zip Code)
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Registrant's telephone number, including area code (770) 850-4400



                      This document consists of      pages
                                                -----
                        The Exhibit Index is at page 4.
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Item 5.  Other Events

         Post Properties, Inc. (the "Registrant") is filing this Current Report on Form 8-K so as to file with the Securities and Exchange Commission certain items that are to be incorporated by reference into its Registration Statement on Form S-3 (Registration No. 333-3555).


Item 7.  Financial Statements and Exhibits.

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
         (c)     Exhibits.

                 4(a)  -      Form of Amendment to Articles of Incorporation designating the 8 1/2%
                              Series A Cumulative Redeemable Preferred Shares

                 10    -      Form of First Amendment to First Amended and Restated Partnership of
                              Post Apartment Homes, L.P.
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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    POST PROPERTIES, INC.
                                    (Registrant)


Date: October 1, 1996               By: /s/ John A. Williams
                                        --------------------------------------
                                        John A. Williams
                                        Chairman of the Board, Chief Executive
                                        Officer and Director





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                                 EXHIBIT INDEX


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
 Exhibit Number and Description                                                                    Page
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

 4(a) - Form of Amendment to Articles of Incorporation designating the 8 1/2% Series A Cumulative Redeemable Preferred Shares

 10   -      Form of First Amendment to First Amended and Restated Agreement of Limited
             Partnership of Post Apartment Homes, L.P.

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